UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6506

Western Asset Intermediate Muni Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2017

WESTERN ASSET

INTERMEDIATE MUNI

FUND INC. (SBI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes* consistent with prudent investing.

Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal obligations. In addition, under normal market conditions, the Fund will invest at least 80% of its total assets in debt securities that are, at the time of investment, rated investment grade by a nationally recognized statistical rating organization or, if unrated, of equivalent quality as determined by the investment manager. The Fund also maintains a dollar-weighted average effective maturity of between three and ten years.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Intermediate Muni Fund Inc. for the six-month reporting period ended May 31, 2017. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 30, 2017

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

II	Western Asset Intermediate Muni Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended May 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was 3.5%, the strongest reading in two years. However, fourth quarter 2016 GDP growth then moderated to 2.1%. Finally, the U.S. Department of Commerce’s final reading for first quarter 2017 GDP growth — released after the reporting period ended — was 1.4%. The deceleration in growth reflected downturns in private inventory investment and personal consumption expenditures, along with more modest state and local government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on May 31, 2017, the unemployment rate was 4.3%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since May 2001. The percentage of longer-term unemployed moderately declined over the period. In May 2017, 24.0% of Americans looking for a job had been out of work for more than six months, versus 24.2% when the period began.

Western Asset Intermediate Muni Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. Finally, at its meeting that concluded on June 14, 2017 — after the reporting period ended — the Fed raised rates to a range between 1.00% and 1.25%. The Fed also said that it planned to reduce its balance sheet, saying, “The Committee is maintaining its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities in agency mortgage-backed securities and of rolling over maturing Treasury securities at auction. The Committee currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves broadly as anticipated.”

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Treasury yields moved sharply higher after the November 2016 U.S. presidential elections given expectations for improving growth and higher inflation. While they subsequently fell from their peak in mid-March 2017, all told short-term Treasury yields moved higher during the six months ended May 31, 2017. In contrast, long-term Treasury yields edged lower over the reporting period as a whole. Two-year Treasury yields began the reporting period at 1.11% and ended the period at 1.28%. Their low for the period of 1.10% occurred on December 7, 2016, and their peak of 1.40% took place on March 13 and March 14, 2017. Ten-year Treasury yields began the reporting period at 2.37% and ended the period at 2.21%. Their low of 2.18% occurred on April 18, 2017, and their peak of 2.62% occurred on March 13, 2017.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market outperformed its taxable bond counterpart during the reporting period. For the six months ended May 31, 2017, the Bloomberg Barclays Municipal Bond Indexiv and the Bloomberg Barclays U.S. Aggregate Indexv returned 5.16% and 2.52%, respectively. The municipal market posted positive returns during all six months of the reporting period. This was driven by overall solid fundamentals and generally positive investor demand.

Performance review

For the six months ended May 31, 2017, Western Asset Intermediate Muni Fund Inc. returned 5.37% based on its net asset value (“NAV”)vi and 5.71% based on its New York Stock Exchange Amex (“NYSE Amex”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays 1-15 Year Municipal Bond Indexvii, returned 4.62% for

IV	Western Asset Intermediate Muni Fund Inc.

the same period. The Lipper Intermediate Municipal Debt Closed-End Funds Category Averageviii returned 5.34% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.22 per share. As of May 31, 2017, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2017. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2017 (unaudited)
Price Per Share	6-Month Total Return**
$10.28 (NAV)	5.37	%†
$9.85 (Market Price)	5.71	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “SBI” and its closing market price is available in most newspapers under the NYSE Amex listings. The daily NAV is available on-line under the symbol “XSBIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Intermediate Muni Fund Inc. As

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Intermediate Muni Fund Inc.	V

Investment commentary (cont’d)

always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

June 30, 2017

RISKS: The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange Amex. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks such as interest rate risk, credit risk, leveraging risk and management risk. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Lower-rated, higher-yielding bonds, known as “junk bonds”, are subject to greater liquidity and credit risk, including the risk of default, than higher-rated obligations. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investing in securities issued by other investment companies, including exchange-traded funds (“ETFs”) that invest primarily in municipal securities, involves risks similar to those of investing directly in the securities in which those investment companies invest. To the extent the Fund invests in securities of other investment companies, Fund stock holders will indirectly pay a portion of the operating costs of such companies, in addition to the expenses that the Fund bears directly in connection with its own operation. Leverage may result in greater volatility of NAV and market price of common shares and may increase a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Intermediate Muni Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii	The Bloomberg Barclays 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 11 funds in the Fund’s Lipper category.

Western Asset Intermediate Muni Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2017 and November 30, 2016 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — May 31, 2017

Total Spread Duration
SBI	— 4.69 years
Benchmark	— 4.79 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Municipal 1-15 Year Bond Index
SBI	— Western Asset Intermediate Muni Fund Inc.

2	Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2017

Total Effective Duration
SBI	— 5.01 years
Benchmark	— 4.84 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Municipal 1-15 Year Bond Index
SBI	— Western Asset Intermediate Muni Fund Inc.

Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report	3

Schedule of investments (unaudited)

May 31, 2017

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 132.4%
Alabama — 1.1%
Jefferson County, AL, Sewer Revenue, Subordinated Lien Warrants	5.000%	10/1/21	$1,500,000	$1,639,800
Arizona — 4.2%
Navajo Nation, AZ, Revenue	5.000%	12/1/25	250,000	272,730	(a)
Phoenix, AZ, Civic Improvement Corp., Wastewater System Revenue, Junior Lien	5.000%	7/1/27	1,000,000	1,205,700
Pinal County, AZ, Electric District No. 3 Revenue	4.000%	7/1/23	1,000,000	1,080,270
Pinal County, AZ, Electric District No. 3 Revenue	5.000%	7/1/24	1,760,000	2,030,319	(b)
Pinal County, AZ, Electric District No. 3 Revenue	5.000%	7/1/25	1,280,000	1,476,595	(b)
Total Arizona				6,065,614
California — 20.0%
Alameda, CA, Corridor Transportation Authority Revenue, Second Subordinated Lien	5.000%	10/1/34	500,000	567,280
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/26	2,000,000	2,426,840
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area	1.880%	4/1/24	2,000,000	2,065,000	(c)(d)
California State Health Facilities Financing Authority Revenue, Kaiser Permanente	4.000%	11/1/38	150,000	156,890
California State PCFA, Water Furnishing Revenue	5.000%	7/1/27	2,000,000	2,210,660	(a)(e)
California State, GO	1.396%	12/1/17	1,500,000	1,500,450	(c)(d)
California State, GO, Bid Group C	5.000%	8/1/33	1,000,000	1,194,390
California Statewide CDA Revenue, Lodi Memorial Hospital, CMI	5.000%	12/1/22	2,000,000	2,041,000	(b)
California Statewide CDA, Student Housing Revenue, Provident Group-Pomona Properties LLC	5.600%	1/15/36	560,000	608,714
Long Beach, CA, Bond Finance Authority Lease Revenue	5.000%	8/1/31	1,855,000	2,123,344
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue:
Multiple Capital Project II	5.000%	8/1/21	1,000,000	1,153,570
Multiple Capital Project II	5.000%	8/1/22	1,000,000	1,181,170
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	3,000,000	3,871,140
Modesto, CA, Irrigation District Electric Revenue	5.000%	7/1/24	4,130,000	4,728,850
Modesto, CA, Irrigation District Electric Revenue	5.000%	7/1/25	2,000,000	2,285,720
River Islands, CA, Public Financing Authority Special Tax, Community Facilities District No. 2003-1	5.250%	9/1/34	430,000	458,341
Riverside County, CA, Transportation Commission Sales Tax Revenue, Limited Tax	5.250%	6/1/26	300,000	363,441
Total California				28,936,800

See Notes to Financial Statements.

4	Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Colorado — 5.2%
Base Village Metropolitan District #2 Co., GO	5.500%	12/1/36	$500,000	$511,380
E-470 Public Highway Authority Revenue, CO	5.250%	9/1/25	2,000,000	2,218,760
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	3,940,000	4,856,405
Total Colorado				7,586,545
Connecticut — 0.6%
Connecticut State HEFA Revenue, Bristol Hospital, AGC	5.500%	7/1/21	920,000	922,834
Florida — 8.9%
Florida State Development Finance Corp., Educational Facilities Revenue, Renaissance Charter School Inc. Project	6.000%	6/15/35	150,000	155,580	(a)
Florida State Development Finance Corp., Senior Living Revenue, Tuscan Isle Champions Gate Project	6.000%	6/1/30	125,000	123,999	(a)
Florida State Mid-Bay Bridge Authority Revenue	5.000%	10/1/27	545,000	639,181
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville	5.000%	10/1/30	1,500,000	1,727,715
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/31	4,000,000	4,553,040	(e)
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/32	1,000,000	1,137,180	(e)
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/26	1,500,000	1,771,515
Miami-Dade County, FL, Health Facilities Authority Hospital Revenue, Nicklaus Children’s Hospital	5.000%	8/1/36	250,000	286,410
Miami-Dade County, FL, School Board, COP, AGC	5.000%	2/1/24	2,000,000	2,135,460	(b)
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement Communities	5.000%	8/1/36	250,000	274,303
Total Florida				12,804,383
Georgia — 4.9%
Atlanta, GA, Water & Wastewater Revenue	6.000%	11/1/23	2,000,000	2,240,140	(b)
Burke County, GA, Development Authority, PCR, Oglethorpe Power Corp. Vogtle Project	2.400%	4/1/20	1,000,000	1,010,360	(c)(d)
DeKalb Private Hospital Authority Revenue, GA, Anticipation CTFS, Children’s Health Care of Atlanta Inc.	5.000%	11/15/29	2,000,000	2,173,920
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.000%	7/1/29	1,000,000	1,102,940	(b)
Private Colleges & Universities Authority, GA, Revenue, Savannah College of Art & Design Inc. Project	5.000%	4/1/28	500,000	568,550
Total Georgia				7,095,910
Illinois — 9.2%
Chicago, IL, GO	5.000%	1/1/25	500,000	507,220
Chicago, IL, GO	5.500%	1/1/30	1,000,000	1,020,420
Chicago, IL, Metropolitan Water Reclamation District Greater Chicago, GO, Green Bond	5.000%	12/1/29	850,000	982,379
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/31	1,750,000	1,986,740	(e)

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

May 31, 2017

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Chicago, IL, O’Hare International Airport Revenue:
Senior Lien	5.250%	1/1/36	$500,000	$594,365
Senior Lien	5.250%	1/1/37	400,000	474,392
Illinois State Finance Authority Revenue, Memorial Health System	5.250%	4/1/29	1,670,000	1,779,619
Illinois State Sports Facilities Authority Revenue, State Tax Supported, AGM	5.250%	6/15/30	3,000,000	3,338,370
Illinois State, GO	5.000%	2/1/26	600,000	635,838
Illinois State, GO	5.000%	2/1/27	250,000	263,492
Illinois State, GO	5.000%	2/1/29	500,000	520,570
Will County, IL, GO	5.000%	11/15/32	1,000,000	1,163,600
Total Illinois				13,267,005
Indiana — 7.2%
Indiana State Finance Authority, Environmental Revenue, U.S. Steel Corp.	6.000%	12/1/19	1,000,000	1,049,790
Indianapolis, IN, Gas Utility Revenue, Second Lien	5.250%	8/15/29	4,000,000	4,712,880
Indianapolis, IN, Thermal Energy System Revenue, Multi-Mode, AGC	5.000%	10/1/23	4,000,000	4,215,560	(b)
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	5.875%	1/1/24	420,000	473,273	(e)
Total Indiana				10,451,503
Louisiana — 3.2%
New Orleans, LA, Aviation Board Revenue	5.000%	1/1/29	2,000,000	2,329,460	(e)
New Orleans, LA, Aviation Board Revenue	5.000%	1/1/30	2,000,000	2,319,020	(e)
Total Louisiana				4,648,480
Maryland — 0.7%
Maryland State EDC, Private Activity Revenue, Purple Line Light Rail Project, Green Bond	5.000%	9/30/26	850,000	951,142	(e)
Massachusetts — 1.0%
Massachusetts State DFA Revenue, Umass Boston Student Housing Project	5.000%	10/1/28	200,000	224,376
Massachusetts State, GO	5.000%	7/1/26	1,000,000	1,253,420
Total Massachusetts				1,477,796
Michigan — 5.1%
Great Lakes, MI, Water Authority Water Supply System Revenue:
Senior Lien	5.000%	7/1/33	800,000	920,064
Senior Lien	5.000%	7/1/35	350,000	399,259
Michigan State Finance Authority Ltd. Obligation Revenue, Higher Education, Thomas M Cooley Law School Project	6.250%	7/1/29	600,000	624,264	(a)

See Notes to Financial Statements.

6	Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Michigan State Finance Authority Revenue:
Local Government Loan Program, Detroit Water & Sewer Department	5.000%	7/1/33	$275,000	$303,174
Local Government Loan Program, Detroit Water & Sewer, AGM	5.000%	7/1/24	1,000,000	1,186,760
Michigan State Housing Development Authority, Rental Housing Revenue	5.250%	10/1/24	2,640,000	2,748,161
Michigan State Strategic Fund Ltd. Obligation Revenue, Events Center Project	4.125%	1/1/19	1,175,000	1,200,203	(c)(d)
Total Michigan				7,381,885
Nevada — 3.0%
Humboldt County, NV, PCR, Idaho Power Co. Project	5.150%	12/1/24	4,000,000	4,331,360
New Hampshire — 4.6%
New Hampshire HEFA Revenue, Healthcare Systems Covenant Health	5.000%	7/1/28	6,400,000	6,640,768
New Jersey — 11.2%
Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue, AGM	5.000%	11/1/28	1,000,000	1,110,160
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	965,000	997,424	(e)
School Facilities Construction, State Appropriations	5.000%	3/1/29	5,000,000	5,178,550
New Jersey State EFA Revenue, University of Medicine & Dentistry	7.125%	12/1/23	2,000,000	2,240,220	(b)
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.375%	6/1/24	2,260,000	2,390,718
New Jersey State Transportation Trust Fund Authority Revenue	5.250%	6/15/23	4,000,000	4,301,280
Total New Jersey				16,218,352
New Mexico — 0.8%
Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC	5.250%	10/1/18	1,100,000	1,163,184
New York — 9.8%
Hudson, NY, Yards Infrastructure Corp. Revenue	5.000%	2/15/36	1,000,000	1,180,030
MTA Hudson Rail Yards Trust Obligations Revenue	5.000%	11/15/51	1,000,000	1,082,620
New York State Dormitory Authority, State Personal Income Tax Revenue, Education, AMBAC	5.500%	3/15/25	4,000,000	5,086,200
New York State Thruway Authority General Revenue, Junior Indebtedness Obligations, Junior Lien	5.000%	1/1/36	1,000,000	1,150,980
New York State Thruway Authority, State Personal Income Tax Revenue, Transportation	5.000%	3/15/26	200,000	237,016

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

May 31, 2017

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York State Transportation Development Corp., Special Facilities Revenue:
American Airlines Inc., John F. Kennedy International Airport Project	5.000%	8/1/31	$600,000	$639,522	(e)
LaGuardia Airport Terminal B Redevelopment Project	5.000%	7/1/30	1,225,000	1,369,709	(e)
LaGuardia Airport Terminal B Redevelopment Project	4.000%	7/1/31	500,000	517,755	(e)
Port Authority of New York & New Jersey Revenue	5.000%	10/15/30	1,500,000	1,757,850	(e)
Utility Debt Securitization Authority, NY, Revenue, Restructuring	5.000%	12/15/27	1,000,000	1,205,820
Total New York				14,227,502
North Carolina — 1.4%
North Carolina Eastern Municipal Power Agency, Power System Revenue	5.000%	1/1/26	1,750,000	1,861,475	(b)
North Carolina State Turnpike Authority Revenue, Senior Lien	5.000%	1/1/30	100,000	116,622
Total North Carolina				1,978,097
Oklahoma — 2.0%
Grand River Dam Authority, OK, Revenue	5.000%	6/1/30	2,500,000	2,789,825	(b)
Payne County, OK, EDA Revenue, Epworth Living at The Ranch	6.250%	11/1/31	150,000	150,729
Total Oklahoma				2,940,554
Oregon — 0.9%
Portland, OR, River District Urban Renewal & Redevelopment	5.000%	6/15/28	570,000	644,989
Yamhill County, OR, Hospital Authority Revenue:
Friendsview Retirement Community	5.000%	11/15/31	350,000	366,905
Friendsview Retirement Community	5.000%	11/15/36	325,000	333,606
Total Oregon				1,345,500
Pennsylvania — 2.4%
Cumberland County, PA, Municipal Authority Revenue, Diakon Lutheran Social Ministries Project	5.000%	1/1/27	500,000	566,190
Montgomery County, PA, IDA Revenue, New Regional Medical Center Project, FHA	5.000%	8/1/24	1,925,000	2,159,099	(b)
State Public School Building Authority PA, Lease Revenue:
Philadelphia School District Project, AGM	5.000%	6/1/31	150,000	172,077
Philadelphia School District Project, AGM	5.000%	6/1/33	450,000	510,710
Total Pennsylvania				3,408,076
Tennessee — 5.6%
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/20	2,030,000	2,268,383
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/23	4,940,000	5,845,304
Total Tennessee				8,113,687

See Notes to Financial Statements.

8	Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — 9.4%
Arlington, TX, Higher Education Finance Corp., Education Revenue, Uplift Education, PSF-GTD	5.000%	12/1/35	$250,000	$295,245
Austin, TX, Airport Systems Revenue	5.000%	11/15/27	1,000,000	1,173,290	(e)
Clifton, TX, Higher Education Finance Corp., Education Revenue:
Idea Public Schools	5.000%	8/15/24	20,000	22,961
Idea Public Schools	5.000%	8/15/25	30,000	34,683
Idea Public Schools	5.000%	8/15/27	70,000	79,043
Idea Public Schools	5.000%	8/15/28	30,000	33,859
Harris County, TX, Houston Sports Authority Revenue, Senior Lien, AGM	5.000%	11/15/25	1,000,000	1,195,080
Love Field, TX, Airport Modernization Corp., General Airport Revenue	5.000%	11/1/31	90,000	105,782	(e)
New Hope Cultural Education Facilities Finance Corp., TX, Student Housing Revenue, NCCD-College Station Properties LLC	5.000%	7/1/30	500,000	551,105
North Texas Tollway Authority Revenue	5.000%	1/1/34	1,300,000	1,492,946
North Texas Tollway Authority Revenue:
System-First Tier, NATL	5.125%	1/1/28	1,755,000	1,797,418	(b)(f)
System-First Tier, NATL	5.125%	1/1/28	245,000	250,182
Sabine River Authority, Texas PCR, Southwestern Electric Power Co., NATL	4.950%	3/1/18	3,000,000	3,068,520
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Buckner Senior Living Ventana Project	6.625%	11/15/37	130,000	133,271	(g)
Tarrant, TX, Regional Water District Revenue	5.000%	3/1/32	750,000	891,165
Texas State Department Housing Community Affairs Home Mortgage Revenue, RIBS / GNMA / FNMA / FHLMC Collateralized	12.419%	7/2/24	75,000	74,971	(c)(e)
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/22	2,000,000	2,343,340
Total Texas				13,542,861
U.S. Virgin Islands — 0.5%
Virgin Islands Public Finance Authority Revenue:
Matching Fund Loan	6.750%	10/1/37	520,000	423,800
Matching Fund Loan	6.000%	10/1/39	335,000	252,088
Total U.S. Virgin Islands				675,888
Utah — 0.2%
Utah State Charter School Finance Authority, Charter School Revenue, Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/37	250,000	280,170

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

May 31, 2017

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Virginia — 4.5%
Pittsylvania County, VA, GO	5.500%	2/1/22	$540,000	$581,002	(b)
Pittsylvania County, VA, GO	5.500%	2/1/23	1,030,000	1,108,208	(b)
Pittsylvania County, VA, GO	5.600%	2/1/24	2,490,000	2,683,149	(b)
Virginia State Small Business Financing Authority Revenue, Elizabeth River Crossings OpCo LLC Project	5.000%	1/1/27	2,000,000	2,187,860	(e)
Total Virginia				6,560,219
Washington — 1.4%
Washington State Health Care Facilities Authority Revenue, Multicare Health System, AGC	5.750%	8/15/29	1,000,000	1,102,370	(b)
Washington State HFC Revenue, Heron’s Key	5.500%	1/1/24	875,000	877,642	(a)
Total Washington				1,980,012
Wisconsin — 3.4%
Central Brown County, WI, Water Authority System Revenue	5.000%	11/1/35	2,105,000	2,423,381
La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project	6.000%	11/1/21	2,000,000	2,313,760	(e)
Public Finance Authority, WI, Education Revenue, North Carolina Charter Educational Foundation Project	5.000%	6/15/36	150,000	142,575	(a)
Total Wisconsin				4,879,716
Total Municipal Bonds (Cost — $179,586,749)				191,515,643
Total Investments — 132.4% (Cost — $179,586,749#)				191,515,643
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (1.8)%				(2,600,000)
Variable Rate Demand Preferred Stock, at Liquidation Value — (32.8)%				(47,400,000)
Other Assets in Excess of Liabilities — 2.2%				3,187,171
Total Net Assets Applicable to Common Shareholders — 100.0%				$144,702,814

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Maturity date shown represents the mandatory tender date.

(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(g)	Security is purchased on a when-issued basis.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

10	Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Abbreviations used in this schedule:
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificates of Participation
CSCE	— Charter School Credit Enhancement
CTFS	— Certificates
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EFA	— Educational Facilities Authority
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HEFA	— Health & Educational Facilities Authority
HFC	— Housing Finance Commission
IDA	— Industrial Development Authority
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
RIBS	— Residual Interest Bonds

Ratings Table*
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	6.1%
AA/Aa	34.8
A	43.8
BBB/Baa	8.1
BB/Ba	1.4
B/B	0.5
CCC/Caa	0.1
NR***	5.2
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

May 31, 2017

Western Asset Intermediate Muni Fund Inc.

***	The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

At May 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
U.S. Treasury Long-Term Bonds	30	9/17	$4,561,540	$4,614,375	$52,835

See Notes to Financial Statements.

12	Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report

Statement of assets and liabilities (unaudited)

May 31, 2017

Assets:
Investments, at value (Cost — $179,586,749)	$191,515,643
Interest receivable	2,619,729
Receivable for securities sold	817,517
Receivable from broker — variation margin on open futures contracts	15,000
Prepaid expenses	44,845
Total Assets	195,012,734

Liabilities:
Variable Rate Demand Preferred Stock ($25,000 liquidation value per share; 1,896 shares issued and outstanding) (net of deferred offering costs of $766,635) (Note 5)	46,633,365
Payable for securities purchased	130,226
Distributions payable to Common Shareholders	512,596
Due to custodian	290,146
Investment management fee payable	90,358
Directors’ fees payable	900
Distributions payable to Variable Rate Demand Preferred Stockholders	1,057
Distributions payable to Auction Rate Cumulative Preferred Stockholders	93
Accrued expenses	51,179
Total Liabilities	47,709,920
Series M Municipal Auction Rate Cumulative Preferred Stock (104 shares authorized and issued at $25,000 per share) (Note 6)	2,600,000
Total Net Assets Applicable to Common Shareholders	$144,702,814

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value, 14,082,315 shares issued and outstanding; 100,000,000 common shares authorized)	$14,082
Paid-in capital in excess of par value	138,145,750
Undistributed net investment income	598,471
Accumulated net realized loss on investments and futures contracts	(6,037,218)
Net unrealized appreciation on investments and futures contracts	11,981,729
Total Net Assets Applicable to Common Shareholders	$144,702,814

Common Shares Outstanding	14,082,315

Net Asset Value Per Common Share	$10.28

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report	13

Statement of operations (unaudited)

For the Six Months Ended May 31, 2017

Investment Income:
Interest	$3,830,309

Expenses:
Investment management fee (Note 2)	526,048
Distributions to Variable Rate Demand Preferred Stockholders (Notes 1 and 5)	203,443
Liquidity fees (Note 5)	183,050
Audit and tax fees	24,069
Remarketing fees (Note 5)	23,964
Directors’ fees	16,517
Rating agency fees	16,430
Shareholder reports	14,037
Transfer agent fees	13,785
Amortization of Variable Rate Demand Preferred Stock offering costs (Note 5)	13,772
Legal fees	13,098
Stock exchange listing fees	9,972
Fund accounting fees	7,353
Auction agent fees	5,135
Custody fees	3,713
Insurance	1,505
Auction participation fees (Note 6)	649
Miscellaneous expenses	10,661
Total Expenses	1,087,201
Net Investment Income	2,743,108

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(71,708)
Futures contracts	74,932
Net Realized Gain	3,224
Change in Net Unrealized Appreciation From:
Investments	4,523,063
Futures contracts	76,090
Change in Net Unrealized Appreciation	4,599,153
Net Gain on Investments and Futures Contracts	4,602,377
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 6)	(15,914)
Increase in Net Assets Applicable to Common Shareholders From Operations	$7,329,571

See Notes to Financial Statements.

14	Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended May 31, 2017 (unaudited) and the Year Ended November 30, 2016	2017	2016

Operations:
Net investment income	$2,743,108	$5,708,696
Net realized gain (loss)	3,224	(56,678)
Change in net unrealized appreciation (depreciation)	4,599,153	(5,929,585)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(15,914)	(17,677)
Increase (Decrease) in Net Assets Applicable to Common Shareholders From Operations	7,329,571	(295,244)

Distributions to Common Shareholders From (Note 1):
Net investment income	(3,075,578)	(6,757,664)
Decrease in Net Assets From Distributions to Common Shareholders	(3,075,578)	(6,757,664)

Fund Share Transactions:
Reinvestment of distributions (0 and 5,401 shares issued, respectively)	—	57,346
Increase in Net Assets From Fund Share Transactions	—	57,346
Increase (Decrease) in Net Assets Applicable to Common Shareholders	4,253,993	(6,995,562)

Net Assets Applicable to Common Shareholders:
Beginning of period	140,448,821	147,444,383
End of period*	$144,702,814	$140,448,821
*Includes undistributed net investment income of:	$598,471	$946,855

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report	15

Statement of cash flows (unaudited)

For the Six Months Ended May 31, 2017

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets applicable to common shareholders resulting from operations	$7,345,485
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(10,964,730)
Sales of portfolio securities	9,414,555
Net purchases, sales and maturities of short-term investments	1,709,381
Net amortization of premium (accretion of discount)	541,494
Increase in receivable for securities sold	(630,949)
Decrease in interest receivable	39,528
Increase in receivable from broker — variation margin on open futures contracts	(15,000)
Increase in prepaid expenses	(15,888)
Decrease in payable for securities purchased	(596,734)
Increase in investment management fee payable	2,621
Decrease in Directors’ fees payable	(3,547)
Decrease in accrued expenses	(55,021)
Increase in distributions payable to Variable Rate Demand Preferred Stockholders	86
Decrease in payable to broker — variation margin on open futures contracts	(45,000)
Net realized loss on investments	71,708
Change in net unrealized appreciation (depreciation) of investments	(4,523,063)
Net Cash Provided by Operating Activities	2,274,926

Cash Flows From Financing Activities:
Distributions paid on common stock	(2,562,982)
Distributions paid on Auction Rate Cumulative Preferred Stock	(15,862)
Decrease in deferred preferred stock offering costs	13,772
Increase in due to custodian	290,146
Net Cash Used in Financing Activities	(2,274,926)
Cash at Beginning of Period	—
Cash at End of Period	—

See Notes to Financial Statements.

16	Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report

Financial highlights

For a common share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2017[1,2]	2016[1]	2015[1]	2014[1]	2013[1]	2012

Net asset value, beginning of period	$9.97	$10.47	$10.29	$9.77	$10.68	$9.90

Income (loss) from operations:
Net investment income	0.19	0.41	0.42	0.46	0.47	0.51
Net realized and unrealized gain (loss)	0.34	(0.43)	(0.10)	0.54	(0.89)	0.76
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.00) [3]	(0.00) [3]	(0.00) [3]	(0.00) [3]	(0.01)	(0.01)
Total income (loss) from operations	0.53	(0.02)	0.32	1.00	(0.43)	1.26

Less distributions to common shareholders from:
Net investment income	(0.22) [4]	(0.48)	(0.48)	(0.48)	(0.48)	(0.48)
Total distributions to common shareholders	(0.22)	(0.48)	(0.48)	(0.48)	(0.48)	(0.48)
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares	—	—	0.34	—	—	—

Net asset value, end of period	$10.28	$9.97	$10.47	$10.29	$9.77	$10.68

Market price, end of period	$9.85	$9.53	$10.06	$9.80	$8.89	$10.99
Total return, based on NAV[5,6]	5.37%	(0.36)%	6.52%[7]	10.44%	(4.08)%	13.02%
Total return, based on Market Price[8]	5.71%	(0.78)%	7.73%	15.85%	(14.98)%	19.09%

Net assets applicable to common shareholders, end of period (millions)	$145	$140	$147	$145	$138	$150

Ratios to average net assets:[9]
Gross expenses	1.54%[10]	1.38%	1.26%	0.94%	0.93%	0.92%
Net expenses	1.54 [10]	1.38	1.26	0.94	0.93	0.92
Net investment income	3.88 [10]	3.83	4.02	4.54	4.65	5.00

Portfolio turnover rate	5%	13%	6%	11%	15%	14%

Supplemental data:
Auction Rate Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	$2,600	$2,600	$2,600	$50,000	$50,000	$50,000
Variable Rate Demand Preferred Stock at Liquidation Value, End of Period (000s)	$47,400	$47,400	$47,400	—	—	—
Asset Coverage Ratio for Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[11]	389%	381%	395%	390%[12]	375%[12]	401%[12]
Asset Coverage, per $25,000 Liquidation Value per Share of Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[11]	$97,351	$95,224	$98,722	$97,440	$93,782	$100,156

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report	17

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2017 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 3.17%.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[10]	Annualized.

[11]

Represents value of net assets plus the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, at the end of the period divided by the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, outstanding at the end of the period.

[12]	Added to conform to current period presentation.

See Notes to Financial Statements.

18	Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Muni Fund Inc. (the “Fund”) was incorporated in Maryland on December 19, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing. Under normal market conditions, the Fund invests at least 80% of its total assets in municipal obligations. In addition, under normal market conditions, the Fund will invest at least 80% of its total assets in debt securities that are, at the time of investment, rated investment grade by a nationally recognized statistical rating organization or, if unrated, of equivalent quality as determined by the investment manager.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

20	Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$191,515,643	—	$191,515,643
Other financial instruments:
Futures contracts	$52,835	—	—	52,835
Total	$52,835	$191,515,643	—	$191,568,478

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities including the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Variable Rate Demand Preferred Stock, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Municipal Auction Rate Cumulative Preferred Stock.

Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

(d) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distribution may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the common shareholders of the Fund. Distributions to common shareholders of net realized gains, if any, are taxable and are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Distributions to holders of Auction Rate Cumulative Preferred Stock (“ARCPS”) are accrued daily and paid on a weekly basis and are determined as described in Note 6. Distributions to holders of Variable Rate Demand Preferred Stock (“VRDPS”) are accrued on a daily basis and paid monthly as described in Note 5 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s VRDPS are treated as dividends or distributions.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

22	Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For the purposes of calculating the investment management fee, the aggregate liquidation value of the Preferred Stock is not deducted in determining the Fund’s average daily net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Directors. The deferred balances are reported in the Statement of Assets and Liabilities under Directors’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of May 31, 2017, the Fund had no deferred compensation payable.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified

Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Directors and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the six months ended May 31, 2017, such purchase and sale transactions (excluding accrued interest) were $13,165,640 and $11,060,000, respectively.

3. Investments

During the six months ended May 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$10,964,730
Sales	9,414,555

At May 31, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,919,329
Gross unrealized depreciation	(990,435)
Net unrealized appreciation	$11,928,894

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2017.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$52,835

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended May 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$74,932

24	Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$76,090

During the six months ended May 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$4,551,696

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2017:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$15,000	—	$15,000

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Variable rate demand preferred stock

On February 25, 2015, the Fund completed a private offering of 1,896 shares of Series 1 Variable Rate Demand Preferred Stock (“VRDPS”). Net proceeds from the offering were used by the Fund to repurchase outstanding shares of Series M Auction Rate Cumulative Preferred Stock (“ARCPS”) that had been accepted for payment pursuant to the tender offer (see Note 6). Offering costs incurred by the Fund in connection with the VRDPS issuance are being amortized to expense over the life of the VRDPS.

The table below summarizes the key terms of Series 1 of the VRDPS at May 31, 2017.

Series	Mandatory Redemption Date	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value
Series 1	2/25/2045	1,896	$25,000	$47,400,000

The VRDPS shares are not listed on any securities exchange or automated quotation system. For financial reporting purposes, the VRDPS shares are considered debt of the Fund; therefore, the liquidation value, which approximates fair value of the VRDPS shares, is recorded as a liability on the Statement of Assets and Liabilities.

Holders of VRDPS have the right to tender their VRDPS shares for remarketing at a price equal to the liquidation preference amount plus all accumulated but unpaid dividends and at a date which is no earlier than the seventh day following delivery of the notice to the tender and paying agent. The VRDPS shares include a liquidity feature that allows VRDPS holders to have their shares purchased by the liquidity provider with whom the Fund has contracted in

Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

the event of a failed remarketing where purchase orders are not sufficient in number to be matched with the sale orders. The Fund is required to redeem the VRDPS shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays a monthly remarketing fee at the annual rate of 0.10% of the liquidation value of each VRDPS share outstanding on the first calendar day of the preceding calendar month. These fees are shown as remarketing fees on the Statement of Operations.

Holders of VRDPS are entitled to receive monthly cumulative cash dividends, payable on the first business day of each calendar month, at a variable rate set weekly by the remarketing agent. The dividend rate is generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate will reset to the maximum rate. The maximum rate is determined, in part, based upon the long-term rating assigned to the VRDPS. In the event the Fund fails to make a scheduled dividend payment, all outstanding shares of the VRDPS are subject to mandatory tender.

Subject to certain conditions, the VRDPS shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per share is equal to the liquidation value per share plus any accumulated but unpaid dividends. The Fund is required to redeem its VRDPS on the mandatory redemption date, February 25, 2045. In addition, the Fund is required to redeem certain of the VRDPS shares if the Fund fails to maintain certain asset coverage and rating agency guidelines.

The Fund has entered into a fee agreement with the liquidity provider that requires monthly payment of an annual liquidity fee. These fees are shown as liquidity fees on the Statement of Operations. The fee agreement between the Fund and the liquidity provider is scheduled to terminate on February 22, 2018. The Fund has the right, which is exercisable 120 to 90 days prior to the scheduled termination date, to request that the liquidity provider extend the term of the agreement for an additional period. The Fund may also terminate the agreement early. In the event the fee agreement is not renewed or is terminated in advance, and the Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDPS will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The Fund is required to redeem any VRDPS purchased by the liquidity provider six months after the purchase date.

The VRDPS ranks senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the VRDPS, due on or prior to the date of the common stock dividend or distribution, and meets the VRDPS asset coverage and rating agency requirements.

The holders of the VRDPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of VRDPS or the holders of common stock. Pursuant to the 1940 Act, holders of the VRDPS have the right to elect two Directors of the Fund, voting separately as a class.

26	Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report

The annualized dividend rate for the VRDPS shares for the six months ended May 31, 2017 was 0.871%. VRDPS shares issued and outstanding remained constant during the period ended May 31, 2017.

6. Municipal auction rate cumulative preferred stock

On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock (“ARCPS”).

On January 22, 2015, the Fund announced that it had commenced an issuer tender offer for up to 100% of its outstanding ARCPS at a price equal to 90% of the liquidation preference of $25,000 per share (or $22,500 per share), plus any unpaid dividends accrued through February 20, 2015, the expiration date of the tender offer.

The Fund’s tender offer was conditioned upon the Fund closing on the private offering of VRDPS with an aggregate liquidation preference at least equal to the aggregate liquidation preference of ARCPS accepted for tender.

On February 25, 2015, the Fund announced the final results for its issuer tender offer and all shares that were validly tendered and not withdrawn during the offering period were accepted for payment. The Fund accepted for payment 1,896 Series M ARCPS, which represented 94.8% of outstanding Series M ARCPS. The ARCPS that were not tendered will remain outstanding. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

At May 31, 2017, the Fund had 104 shares of ARCPS outstanding with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. To the extent capital gains and other taxable income are allocated to holders of ARCPS for tax purposes, the Fund will likely have to pay higher dividends to holders of ARCPS to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s ARCPS starting on February 14, 2008, the Fund pays the applicable maximum rate, which was calculated as 110% of the prevailing, 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.950% to 1.558% during the six months ended May 31, 2017. On May 31, 2017, the dividend rate was 1.311%.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”) an indirect wholly-owned subsidiary of Citigroup, acts as a broker/dealer in connection with the auction of ARCPS. For all previous periods since the ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARPCS that the broker/dealer places at the auction however, on August 3, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended May 31, 2017, CGM earned $649 as a participating broker/dealer.

7. Distributions to common shareholders subsequent to May 31, 2017

The following distributions to common shareholders have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
5/19/2017	6/01/2017	$0.0364
6/23/2017	7/03/2017	$0.0364
7/21/2017	8/01/2017	$0.0364
8/25/2017	9/01/2017	$0.0364

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended May 31, 2017, the Fund did not repurchase any shares.

9. Capital loss carryforward

As of November 30, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
11/30/2017	$(4,622,724)
11/30/2018	(514,801)
$(5,137,525)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $1,093,774, which have no expiration date, must be used first to offset any such gains.

28	Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Western Asset Intermediate Muni Fund Inc. 2017 Semi-Annual Report	29

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Intermediate Muni Fund Inc. was held on March 31, 2017 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Common Shares and Preferred Shares (together, as a single class) Votes For	Common Shares and Preferred Shares (together, as a single class) Votes Withheld	Preferred Shares Votes For	Preferred Shares Votes Withheld
Daniel P. Cronin	13,058,477	245,385	0	0
Leslie H. Gelb	12,980,318	323,544	0	0
William R. Hutchinson	0	0	1,920	0

At May 31, 2017, in addition to Daniel P. Cronin, Leslie H. Gelb and William R. Hutchinson, the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L. Colman

Paolo M. Cucchi

Eileen A. Kamerick

Riordan Roett

Jane Trust

30	Western Asset Intermediate Muni Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions, including return of capital distributions, from the Fund reinvested automatically by Computershare Inc. (“Computershare”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker-dealer or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of Computershare as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), Computershare will buy common stock in the open market, on the AMEX or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before Computershare has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, Computershare will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent Computershare is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by Computershare may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such NAV. Computershare will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

Computershare maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve plan

Western Asset Intermediate Muni Fund Inc.	31

Dividend reinvestment plan (unaudited) (cont’d)

participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by Computershare in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. Computershare’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distribution. The Plan also may be amended or terminated by Computershare, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by telephone at 1-888-888-0151.

*  *  *

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund uses the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares increased, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised Dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

32	Western Asset Intermediate Muni Fund Inc.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically

Western Asset Intermediate Muni Fund Inc.	33

Dividend reinvestment plan (unaudited) (cont’d)

reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

34	Western Asset Intermediate Muni Fund Inc.

Western Asset

Intermediate Muni Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelley

Senior Vice President

*	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

Western Asset Intermediate Muni Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Auction agent

Deutsche Bank

60 Wall Street

New York, NY 10005

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher &

Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock

Exchange AMEX

Symbol

SBI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Intermediate Muni Fund Inc.

Western Asset Intermediate Muni Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock and preferred stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Intermediate Muni Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX010074 7/17 SR17-3104

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Intermediate Muni Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 26, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 26, 2017